EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey S. Kulka, as Executive Vice President and Chief Financial Officer of Thermadyne Holdings Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Form 10-K for the period ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Jeffrey S. Kulka

Jeffrey S. Kulka
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: March 29, 2012